Exhibit 10.8

SECOND AMENDMENT dated as of September 17, 2010 and effective as of July 23, 2010 (the “Effective Date”; and this Second Amendment, this “Amendment”), to the Credit Agreement dated as of November 19, 2009, as amended by the First Amendment dated as of February 23, 2010 (the “Credit Agreement”), among SKYPE GLOBAL S.À R.L. (formerly known as Springboard Group S.à r.l.) (“Holdings”), SPRINGBOARD FINANCE, L.L.C. (the “Borrower”), the Lenders from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, pursuant to Section 9.02(b)(B) of the Credit Agreement, the Credit Agreement may be amended by Holdings, the Borrower and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency;

WHEREAS, in contemplation of and for purposes of facilitating an IPO, (a) Skype S.à r.l., a Luxembourg société à responsabilité limitée (“Lux Listco”) has been established as a nominally capitalized subsidiary of Holdings, (b) Lux Listco holds all of the Equity Interests of Skype Global Holdco S.à r.l., a Luxembourg société à responsabilité limitée (“Lux Newholdco”, and together with Lux Listco, the “IPO Shell Companies”), (c) the IPO Shell Companies will become direct or indirect parent entities of Holdings and hold directly or indirectly 100% of the outstanding Equity Interests of Holdings pursuant to share exchanges of Lux Listco and Holdings Equity Interests with the current owners of Holdings outstanding Equity Interests or pursuant to similar corporate reorganizations involving only the IPO Shell Companies, Holdings and such owners of Holdings outstanding Equity Interests (the actions described in clauses (a), (b) and (c), the “IPO Reorganization”), and (d) Lux Listco will thereafter become the IPO Entity;

WHEREAS, the IPO Reorganization was not included in the reorganization actions specifically contemplated and permitted by the provisions of the Credit Agreement to accommodate an IPO but has the same purpose and effect and does not adversely affect the interests of the Lenders under the Loan Documents; and

WHEREAS, pursuant to Section 9.02(b)(B) of the Credit Agreement, each of the parties hereto desires to amend certain provisions of the Credit Agreement on the terms set forth herein solely to accommodate the IPO Reorganization;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement. Effective as of the Effective Date:

(a) Section 6.03(c) of the Credit Agreement is amended to permit Holdings to hold the Equity Interests of Lux Listco directly and the Equity Interests of Lux Newholdco indirectly through Lux Listco, in each case prior to an IPO; provided that neither IPO Shell Company shall conduct, transact or otherwise engage in any business or operations other than (i) in the case of Lux Listco, the ownership of the Equity Interests of Lux Newholdco, (ii) the maintenance of its legal existence, (iii) transactions in connection with the IPO Reorganization and (iv) activities incidental to the activities in the foregoing clauses (i), (ii) and (iii).

(b) Sections 6.03, 6.04, 6.05 and 6.08 of the Credit Agreement are each amended to permit any (i) dividend or distribution by Holdings of Equity Interests of the IPO Shell Companies or other transfer of ownership of the IPO Shell Companies to the holders of Equity Interests of Holdings, (ii) issuance of Equity Interests of the IPO Shell Companies, in each case to holders of the Equity Interests of Holdings in connection with the IPO Reorganization and (iii) the transfer of cash, prior to the IPO, by Holdings and the Subsidiaries in the form of loans or equity contributions to Lux Listco (and the making of Restricted Payments to Holdings to permit Holdings to make such loans or equity contributions) solely for the purpose of paying and solely in the amounts necessary for Lux Listco to pay IPO-related expenses; and

(c) the Administrative Agent and the Borrower acknowledge and agree that the IPO Shell Companies are Excluded Subsidiaries pursuant to clause (d) of the definition of such term.

SECTION 3. Effectiveness. Pursuant to Section 9.02(b)(B) of the Credit Agreement, this Amendment shall be notified to the Lenders for a period of five Business Days after the date hereof (the “Notification Period”). Upon the expiration of such Notification Period, unless the Required Lenders object to this Amendment in writing during such Notification Period, this Amendment shall become effective with retroactive effect as of the Effective Date.

SECTION 4. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment.

2

SECTION 7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

[Remainder of Page Intentionally Left Blank]

3

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

SKYPE GLOBAL S.À R.L. (FORMERLY KNOWN AS SPRINGBOARD GROUP S.À R.L.),

by
/s/ LAURA SHESGREEN
Name: Laura Shesgreen
Title:

by
/s/ PETER FOULDS
Name: Peter Foulds
Title:

SPRINGBOARD FINANCE, L.L.C.,

by
/s/ LAURA SHESGREEN
Name: Laura Shesgreen
Title:

by
/s/ PETER FOULDS
Name: Peter Foulds
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
/s/ PETER B. THAUER
Name: Peter B. Thauer
Title: Executive Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

Acknowledged and agreed:

Springboard Finance Holdco S.Á R.L,

by
/s/ LAURA SHESGREEN
Name: Laura Shesgreen
Title:

by

Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]